UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 25, 2005

MGM MIRAGE

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	0-16760 (Commission File Number)	88-0215232 (I.R.S. Employer Identification No.)

3600 Las Vegas Boulevard South, Las Vegas, Nevada		89109
(Address of principal executive offices)		(Zip Code)

(702) 693-7120
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

     On April 25, 2005, MGM MIRAGE (the “Company”) issued a press release announcing the consummation of its acquisition of Mandalay Resort Group (the “Merger”). The following information set forth in Item 7.01 of this Form 8-K, including the text of the press release, attached as Exhibit 99 to this Form 8-K, is being furnished to, but not filed with, the Securities and Exchange Commission (“SEC”).

ITEM 8.01. OTHER EVENTS

     On April 25, 2005 and immediately prior to the closing of the Merger, Mandalay consummated the disposition of its indirect ownership interest in MotorCity Casino located in Detroit, Michigan for $525 million in cash. The disposition was effectuated through a merger of Circus Circus Michigan, Inc., a Michigan corporation and a wholly-owned subsidiary of Mandalay, with CCM Merger Inc., a Michigan corporation. Prior to the disposition, Mandalay held its ownership interest in MotorCity Casino through the membership of Circus Circus Michigan, Inc. in Detroit Entertainment, L.L.C., a limited liability company doing business as MotorCity Casino. The disposition of Mandalay’s indirect ownership interest in MotorCity Casino was consummated in connection with the Merger and in light of applicable Michigan law which precludes the Company from owning or operating more than one casino in Detroit, Michigan.

     In addition, on April 25, 2005 and immediately prior to the closing of the Merger, Mandalay caused its indirect ownership interest in the Grand Victoria riverboat casino in Elgin, Illinois to be transferred into an escrow account, with J.P. Morgan Trust Company, National Association serving as the escrow agent. Transfer of the ownership interest from such escrow account to the Company will occur only after the Illinois Gaming Board completes its review and issues a finding of suitability for the Company to have an indirect ownership interest in the Grand Victoria riverboat casino.

Exhibits:

99 Text of the press release of MGM MIRAGE, dated April 25, 2005. (1)

(1) Exhibit 99 is being furnished to the SEC pursuant to Item 7.01 and shall not be deemed filed with the SEC, nor shall it be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGM MIRAGE

Date: April 25, 2005	By:	/s/ BRYAN L. WRIGHT
	Name:	Bryan L. Wright
	Title:	Senior Vice President - Assistant General Counsel &
Assistant Secretary

INDEX TO EXHIBITS

99	Text of the press release of MGM MIRAGE, dated April 25, 2005. (1)

(1)	Exhibit 99 is being furnished to the SEC pursuant to Item 7.01 and shall not be deemed filed with the SEC, nor shall it be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of
1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.